Exhibit 4.2

BancTrust

NUMBER ________

FINANCIAL GROUP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA

SHARES ________

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT ______________________________ IS THE OWNER OF ______________________________ FULLY PAID SHARES OF FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A, NO PAR VALUE, WITH A LIQUIDATION PREFERENCE OF $1,000 PER SHARE, OF BANCTRUST FINANCIAL GROUP, INC. TRANSFERRABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON, OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

WITNESS the seal of the corporation and the signatures of its duly authorized officers.

DATED:

SPECIMEN

____
W. BIBB LAMAR, JR.
President and Chief Executive Officer

____
F. MICHAEL JOHNSON
Secretary

Exhibit 4.2
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws and regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT — as Custodian for
TEN ENT — as tenants by the entireties	(Minor) under Uniform Gift to Minors Act of
JT TEN — as joint tenants with right of survivorship	(STATE)
and not as tenants in common
          Additional abbreviations may also be used though not in this above list.
For value received,                                                              , hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFY NUMBER OF ASSIGNEE

Please print or typewrite name and address, including postal zip code,

                                                                                  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     Attorney to transfer the said stock on the books of the within-name Corporation with full power of substitution in the premises.
Dated,

(NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.)
     THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF TWO CLASSES, COMMON STOCK AND PREFERRED STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MA Y NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAYBE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.